UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 24, 2019

MELINTA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35405	45-4440364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

44 Whippany Road, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 617-1309

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbols(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	MLNT	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.
On October 24, 2019, Melinta Therapeutics, Inc. (the “Company”) issued the press release that is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The press release announces the U.S. Food and Drug Administration (the "FDA") has approved BAXDELA® (delafloxacin) for the treatment of adult patients with community-acquired bacterial pneumonia.

Exhibit No.	Description
99.1
Press Release titled “Melinta Therapeutics Announces U.S. FDA Approval of Supplemental New Drug Application for BAXDELA® (delafloxacin) for the Treatment of Community-Acquired Bacterial Pneumonia (CABP)."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2019	Melinta Therapeutics, Inc.

	By:	/s/ Peter J. Milligan
Peter J. Milligan
Chief Financial Officer